UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
January 5, 2022
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Zscaler, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38413	26-1173892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
120 Holger Way
San Jose, California 95134
(Address of principal executive offices and zip code)

(408) 533-0288
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, $0.001 Par Value	ZS	The Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 10, 2022, the Board of Directors of Zscaler, Inc. (the “Company”) approved the following changes to its executive officer titles, effective January 10, 2022: (i) Jay Chaudhry’s title changed from “President and Chief Executive Officer” to “Chief Executive Officer”; (ii) Amit Sinha, Ph.D., was promoted from “President of Research and Development, Operations and Customer Service, and Chief Technology Officer” to “President”; and (iii) Dali Rajic was promoted from “President Go-To-Market and Chief Revenue Officer” to “Chief Operating Officer.” Mr. Chaudhry continues to be the Company’s principal executive officer for purposes of the Company’s public company disclosure requirements.
In connection with the foregoing, no new material plan, contract, arrangement or amendment between the Company and any of Mr. Chaudhry, Dr. Sinha or Mr. Rajic have been entered into, and the respective employment agreements or offer letters between the Company and each of Mr. Chaudhry, Dr. Sinha and Mr. Rajic remain in effect. The employment agreement, dated August 23, 2017, between the Company and Mr. Chaudhry is filed as Exhibit 10.7 to the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission on September 16, 2021 (the “2021 Form 10-K”). The offer letter, dated October 18, 2010, between the Company and Dr. Sinha is filed as Exhibit 10.11 to the 2021 Form 10-K. The offer letter, dated September 6, 2019, between the Company and Mr. Rajic is filed as Exhibit 10.10 to the 2021 Form 10-K.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On January 5, 2022, the Company held its annual meeting of stockholders. The matters voted upon at the meeting and the final vote with respect to each such matter, as certified by the Inspector of Election for the annual meeting, are set forth below:
(1) Election of Directors. Each of the following nominees was elected to serve as a Class I director, to hold office until the Company’s 2024 annual meeting of stockholders or until their successors are elected and qualified, subject to their earlier death, resignation or removal based on the following voting results:

Nominees	For	Withheld	Broker Non-Votes
Karen Blasing	101,147,318	11,874,895	10,674,336
Charles Giancarlo	75,597,783	37,424,430	10,674,336
Eileen Naughton	112,681,984	340,229	10,674,336
(2) Ratification of Appointment of Independent Registered Public Accounting Firm. The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2022 was ratified based on the following voting results:

For	Against	Abstain
123,361,313	113,527	221,709
(3) Advisory Vote on Named Executive Officer Compensation. The stockholders of the Company approved on a non-binding advisory basis the compensation of the Company’s named executive officers based on the following voting results:

For	Against	Abstain	Broker Non-Votes
87,292,927	25,412,797	316,489	10,674,336

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zscaler, Inc.

January 11, 2022	/s/	Robert Schlossman
Robert Schlossman
Chief Legal Officer and Secretary